Exhibit 99.1

Global Diversified Marketing Group Acquires the Hula Fit Ecommerce Assets

Acquiring new ecommerce assets will enable the company to accelerate growth via diversification in various verticals.

ISLAND PARK, NY., September 6th, 2022 (GLOBE NEWSWIRE) -- Global Diversified Marketing Group Inc., a Delaware corporation (the “Company”; OTC: GDMK) is pleased to announce that it has acquired The Hula Fit ecommerce site which sells fitness equipment and athletic apparel. The Hula Fit utilizes a business model where stocking inventory in our warehouse is not required and where orders are drop shipped directly to customers. The acquisition was unanimously approved by the company’s independent board of directors.

The Hula Fit utilizes a dropship model where inventory will not be stocked and will be efficient in managing its assets. We are very excited by adding additional asset to our already multifaceted business and look forward to scaling this opportunity to the next level as well as giving Global an opportunity to own unique ecommerce asset.” commented Paul Adler, GDMK’s President & CEO.”

Mr. Adler continued, “We believe this new asset will pave a way to start acquiring more ecommerce brand assets that will enhance and diversify its current business.

About Global Diversified Marketing Group

Headquartered in Island Park, NY - Global Diversified Marketing Group Inc operates as a diversified holdings company through several divisions with one of its divisions as a global multi-line consumer packaged goods (“CPG”) with branded product lines. Another division is involved with acquiring ecommerce assets as well as private businesses in various verticals and scales them up.

Safe Harbor Statement

Certain statements in this announcement are forward-looking statements and are prospective in nature. Forward-looking statements are not based on historical facts, but rather on current expectations and projections about future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements.

These statements generally can be identified by the use of forward-looking words such as “may”, “should”, “will”, “could”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe” or “continue”, or the negative thereof or similar variations. Forward-looking statements in this news release include, but are not limited to, information concerning the ability of the Company to successfully achieve business objectives, and expectations for other economic, business, and/or competitive factors. Those assumptions and factors are based on information currently available to the Company. Although management of the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements or forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking information and statements are the following: the ability of the Company to develop the Company’s brand and meet its growth objectives, the ability of the Company to complete acquisitions that are accretive to the Company’s revenue, the ability of the Company to obtain and/or maintain licenses to operate in the jurisdictions in which it operates or in which it expects or plans to operate. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Readers should not place undue reliance on forward-looking statements and forward-looking information. The forward-looking information contained in this release is made as of the date hereof and the Company assumes no obligation to update or revise any forward-looking statements or forward-looking information that are incorporated by reference herein, whether as a result of new information, future events or otherwise, except as required by applicable securities laws.

The foregoing statements expressly qualify any forward-looking information contained herein. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice.

Contact:

Global Diversified Marketing Group Inc

Paul Adler, Chairman, President & CEO

800-550-5996

paul@gdmginc.com